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                                                                   EXHIBIT 10.79

                         TERMINATION OF LEASE AGREEMENT

     THIS TERMINATION OF LEASE AGREEMENT is executed this 31st day of December, 2001 by and between Bankers Insurance Company, a Florida insurance company ("BIC") and Insurance Management Solutions Group, Inc., a Florida corporation ("IMSG").

                                R E C I T A L S
                                - - - - - - - -

1. There is that certain Bankers Financial Center Lease Agreement made by and between BIC as "Landlord" dated January 7, 1997 and executed and effective as of January 1, 1998 and amended pursuant to the First Amendment of Lease dated August 1, 2001. The Lease as amended shall be herein called the, "Lease".

2. BIC has, substantially simultaneously with the execution hereof executed and delivered a Purchase and Sale Agreement ("Purchase and Sale Agreement") by and between BIC as "Seller" and Osprey S.P. Properties LLC, a Florida limited liability company as "Buyer".

3. Simultaneously with the execution and delivery of hereof Bankers Financial Corporation, a Florida corporation and IMSG have entered into a Sublease Agreement ("Sublease Agreement") on terms identical to the terms of the Lease.

4. The Purchase and Sale Agreement requires the execution and delivery of this Termination Agreement.

     NOW, THEREFORE, IN CONSIDERATION OF the closing under the Purchase and Sales Agreement, in further consideration of the execution and delivery of the Sublease Agreement, as well as for other good and valuable consideration the Lease is hereby terminated such termination to effective at the effective time of the closing under the Purchase and Sale Agreement.

     IN WITNESS WHERE OF the parties hereto have set their hands and seals as of the day and year first above set forth.

                                          Bankers Insurance Company,
                                          a Florida insurance company

                                          By: /s/ Edwin C. Hussemann
                                              ----------------------------------
                                                   SIGNATURE

                                                   Edwin C. Hussemann, Treasurer

                                          As Its:
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                                         (CORPORATE SEAL)